                                 AMENDMENT ONE
                               (THE "AMENDMENT")

                                    TO THE

                             REINSURANCE AGREEMENT
                               (THE "AGREEMENT")

                                    BETWEEN

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                                (THE "CEDENT")

                                      AND

                      METROPOLITAN LIFE INSURANCE COMPANY
                               (THE "REINSURER")

WHEREAS, the Cedent and the Reinsurer entered into the Agreement as of July 1, 2002; and

WHEREAS, the Cedent and the Reinsurer desire to amend the Agreement as set forth below.

NOW, THEREFORE, this Agreement shall be and is hereby amended, as of May 1, 2003, as follows:

1. By amending and, as amended, restating Schedule F, Paragraph 1. to read as follows:

   Ceding Allowance. The Reinsurer shall indemnify the Cedent for ceding
   ----------------
   allowances equal to a fixed rate times its quota share of premiums collected with respect to Policies according to the following schedule:

                                                   Ceding Allowance
 Product Name                Cumulative Premium      By Plan Code
 ------------               ---------------------- ----------------
 Class A (Front-End Load;                              FL3EDR &      All Other
 A-Share; Edward Jones)                                  FL3ER3     Plan Codes
                              Less than $50,000            0.50%          7.00%
                             $50,000 - 99,999.99           0.50%          5.75%
                            $100,000 - 249,999.99          0.50%          4.75%
                            $250,000 - 499,999.99          0.50%          4.00%
                            $500,000 - 999,999.99          0.50%          3.60%
                            $1 million or greater          0.50%          3.00%

 ------------------------------------------------------------------------------

                   Age of
                   Oldest
                 Owner Upon
                 Acceptance
                 of Purchase  Commission            Ceding Allowance
Product Name      Payment       Option                By Plan Code
------------     -----------  ---------- -------------------------------------
Class VA                                                   ST110R,
(7-Year                                  ST11ML            ST11MR,
Back-End Load)                                &  ST110X&  ST11R3 &   All Other
                                         ST11M3   ST11X3    ST13R3  Plan Codes
                   0-79            A       7.50%    7.00%     0.50%       8.50%
                                   B       3.20%    7.00%     0.50%       7.00%
                                   C         --     7.00%     0.50%       4.00%

                   80-85           A       4.60%    7.00%     0.50%       5.25%
                                   B       2.60%    7.00%     0.50%       4.50%
                                   C         --     7.00%     0.50%       3.00%

                   86-90           A       3.30%    7.00%     0.50%       3.63%
                                   B       2.30%    7.00%     0.50%       3.25%
                                   C         --     7.00%     0.50%       2.50%

-------------------------------------------------------------------------------
Class B (7-Year                                             ST1EDR
Back-End Load;                                                   &   All Other
Edward Jones)                                               ST1ER3  Plan Codes
                  0 - 79         All                          0.50%       6.75%
                  80 - 85        All                          0.50%       4.50%
                  86 - 90        All                          0.50%       3.25%

-------------------------------------------------------------------------------
Class AA                                         ST1AGB,
(7-Year                                           ST1AGX    ST1AGR
Back-End Load;                                         &         &   All Other
AG Edwards)                                       ST1AG3    ST1AR3  Plan Codes
                  0 - 79           A                7.00%     0.50%       7.75%
                                   B                7.00%     0.50%       4.00%

                  80 - 85          A                7.00%     0.50%       5.00%
                                   B                7.00%     0.50%       3.00%

                  86 - 90          A                7.00%     0.50%       3.50%
                                   B                7.00%     0.50%       2.50%

-------------------------------------------------------------------------------

Class XC                                                          BN21ML
(Bonus;                                                                &         All Other
Wirehouses)                                                       BN21M3        Plan Codes
                 0 - 79               A                             7.25%             8.50%
                                      B                             3.20%             7.00%

                 80 - 85              A                             4.60%             5.25%
                                      B                             2.60%             4.50%

                 86 - 90              A                             3.30%             3.63%
                                      B                             2.30%             3.25%

-------------------------------------------------------------------------------------------
Class C (Level                                                   CS510R,
Load; C-Share;                                                   CS51MR,
Wirehouses)                                       CS51ML          CS51R3
                                                       &               &         All Other
                                                  CS51M3          CS53R3        Plan Codes
                 0 - 79             All             3.20%           0.50%             4.25%
                 80 - 85            All             2.60%           0.50%             3.12%
                 86 - 90            All             2.30%           0.50%             2.56%

-------------------------------------------------------------------------------------------
Class L (3-Year                                                  LS410R,
Back-End Load;                                    LS41ML         LS41MR,
L-Share;                                               &        LS41R3 &         All Other
Wirehouses)                                       LS41M3          LS43R3        Plan Codes
                  0-79                A             4.75%           0.50%             6.87%
                                      B             4.75%           0.50%             5.12%

                  80-85               A             3.60%           0.50%             4.62%
                                      B             3.60^           0.50%             3.72%

                  86-90               A             2.80%           0.50%             3.52%
                                      B             2.80%           0.50%             3.07%

-------------------------------------------------------------------------------------------

2. Other Reinsurance Agreement terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment One to be signed as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:     [Illegible Signature]
        -------------------------
Title:  EVP, Product Mgmt

METROPOLITAN LIFE INSURANCE COMPANY

By:     [Illegible Signature]
        -------------------------
Title:  Vice President & Actuary

                                 AMENDMENT TWO
                               (THE "AMENDMENT")

                                    TO THE

                             REINSURANCE AGREEMENT
                               (THE "AGREEMENT")

                                    BETWEEN

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                                (THE "CEDENT")

                                      AND

                      METROPOLITAN LIFE INSURANCE COMPANY
                               (THE "REINSURER")

WHEREAS, the Cedent and the Reinsurer entered into the Agreement as of July 1, 2002; and

WHEREAS, the Cedent and the Reinsurer desire to amend the Agreement as set forth below.

NOW, THEREFORE, this Agreement shall be and is hereby amended, as of May 1, 2004, as follows:

1. By amending and replacing Article VI to read as follows:

ARTICLE VI. EXPERIENCE REFUND
--------------------------------------------------------------------------------

1. General. For the period set forth in Paragraph 2, the Reinsurer shall pay
   -------
   an Experience Refund to the Ceding Company equal to the greater of (a) and
   (b), where:

    (a) is ninety-five percent (95%) of the Trial Experience Refund detailed in Paragraph 3 below at the end of each Accounting Period with respect to the reinsurance hereunder, if such Trial Experience Refund is positive for that Accounting Period. If the Trial Experience Refund is negative for the current Accounting Period, then the Experience Refund is set equal to zero; and

    (b) is twenty percent (20%) of (i) less (ii) plus (iii), but not less than zero, where

         (i)  are the amounts defined in paragraph 3(a), below; and

         (ii) are the amounts defined in paragraph 3(b), below; and

         (iii)is the ceding allowance defined in Schedule F, Paragraph 1.

2. Period. The Reinsurer shall pay an Experience Refund at the end of each
   ------
   Accounting Period.

3. Trial Experience Refund. With respect to each Accounting Period, the
   -----------------------
   "Trial Experience Refund" for any Reinsurer shall be equal to (a) minus
   (b) minus (c), in which:

    (a)  equals the sum of:

         (i)  the Reinsurance Premium determined in accordance with Article II;
              and

         (ii) any Modified Coinsurance Reserve Adjustment payable to the Reinsurer determined in accordance with Article IV;

    (b)  equals the sum of:

         (i) the Indemnification for Benefit Payments, determined in accordance with Article V;

         (ii) the Allowance determined in accordance with Article III; and

         (iii)any Modified Coinsurance Reserve Adjustment payable to the Ceding Company determined in accordance with Article IV; and

    (c) equals the Recapture Charge defined in Article IX, Paragraph 5 as of the end of the prior Accounting Period plus interest as described in
         Article IX, Paragraph 5(b)(i).

2. By amending, and as amended, restating Article IX, Paragraph 5(b)(i) to read as follows:

         (i) equals interest on the Recapture Charge at the end of the prior Accounting Period for the number of days between the end of the prior Accounting Period and the end of the current Accounting Period calculated at an annualized rate equal to the monthly average 7-year swap rate as published in the Federal Reserve statistical release, H15 Selected Interest Rates, for the current Accounting Period plus 100 basis points.

3. By amending and, as amended, restating Schedule F, Paragraph 1. to read as follows:

   Ceding Allowance. The Reinsurer shall indemnify the Cedent for ceding
   ----------------
   allowances equal to a fixed rate times its quota share of premiums collected with respect to Policies according to the following schedule:

                                                   Ceding Allowance
 Product Name                Cumulative Premium      By Plan Code
 ------------               ---------------------- ----------------
 Class A (Front-End Load;                                FL3EDR
 A-Share; Edward Jones)                                FL3ER3 &      All Other
                                                         FL3ER4     Plan Codes
                              Less than $50,000            0.50%          7.00%
                             $50,000 - 99,999.99           0.50%          5.75%
                            $100,000 - 249,999.99          0.50%          4.75%
                            $250,000 - 499,999.99          0.50%          4.00%
                            $500,000 - 999,999.99          0.50%          3.60%
                            $1 million or greater          0.50%          3.00%

 ------------------------------------------------------------------------------

                   Age of
                   Oldest
                 Owner Upon
                 Acceptance
                 of Purchase  Commission            Ceding Allowance
Product Name      Payment       Option                By Plan Code
------------     -----------  ---------- -------------------------------------
Class VA                                                   ST110R,
(7-Year                                  ST11ML            ST11MR,
Back-End Load)                                &  ST110X&  ST11R3 &   All Other
                                         ST11M3   ST11X3    ST13R3  Plan Codes
                   0-79            A       7.50%    7.00%     0.50%       8.50%
                                   B       3.20%    7.00%     0.50%       7.00%
                                   C         --     7.00%     0.50%       4.00%

                   80-85           A       4.60%    7.00%     0.50%       5.25%
                                   B       2.60%    7.00%     0.50%       4.50%
                                   C         --     7.00%     0.50%       3.00%

                   86-90           A       3.30%    7.00%     0.50%       3.63%
                                   B       2.30%    7.00%     0.50%       3.25%
                                   C         --     7.00%     0.50%       2.50%

-------------------------------------------------------------------------------
Class B (7-Year                                             ST1EDR
Back-End Load;                                            ST1ER3 &   All Other
Edward Jones)                                               ST1ER4  Plan Codes
                  0 - 79         All                          0.50%       6.75%
                  80 - 85        All                          0.50%       4.50%
                  86 - 90        All                          0.50%       3.25%

-------------------------------------------------------------------------------------------
Class AA (7-                                        ST1AGB,
Year Back-End                                        ST1AGX          ST1AGR      All Other
Load; AG                                           ST1AG3 &        ST1AR3 &           Plan
Edwards)                                             ST1AG4          ST1AR4          Codes
                 0 - 79                A               7.00%           0.50%          7.75%
                                       B               7.00%           0.50%          4.00%

                 80 - 85               A               7.00%           0.50%          5.00%
                                       B               7.00%           0.50%          3.00%

                 86 - 90               A               7.00%           0.50%          3.50%
                                       B               7.00%           0.50%          2.50%

-------------------------------------------------------------------------------------------
Class XC                                                                         All Other
(Bonus;                                                            BN21ML &           Plan
Wirehouses)                                                          BN21M3          Codes
                 0 - 79                A                               7.25%          8.50%
                                       B                               3.20%          7.00%

                 80 - 85               A                               4.60%          5.25%
                                       B                               2.60%          4.50%

                 86 - 90               A                               3.30%          3.63%
                                       B                               2.30%          3.25%

-------------------------------------------------------------------------------------------
Class C (Level                                                      CS510R,
Load; C-Share;                                                      CS51MR,      All Other
Wirehouses)                                        CS51ML &        CS51R3 &           Plan
                                                     CS51M3          CS53R3          Codes
                 0 - 79              All               3.20%           0.50%          4.25%
                 80 - 85             All               2.60%           0.50%          3.12%
                 86 - 90             All               2.30%           0.50%          2.56%

-------------------------------------------------------------------------------------------
Class L (3-Year                                                     LS410R,
Back-End Load;                                                      LS41MR,      All Other
L-Share;                                           LS41ML &        LS41R3 &           Plan
Wirehouses)                                          LS41M3          LS43R3          Codes
                  0-79                 A               4.75%           0.50%          6.87%
                                       B               4.75%           0.50%          5.12%

                  80-85                A               3.60%           0.50%          4.62%
                                       B               3.60^           0.50%          3.72%

                  86-90                A               2.80%           0.50%          3.52%
                                       B               2.80%           0.50%          3.07%

4. Other Reinsurance Agreement terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment Two to be signed as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:     /s/ Richard C. Pearson
        -------------------------------
Title:  Executive Vice President

METROPOLITAN LIFE INSURANCE COMPANY

By:     /s/ RBB
        -------------------------------
Title:  Vice President and Sr. Actuary